SUPPLEMENT for the State of California dated April 1, 2000 to
                        PROSPECTUS dated May 1, 1999 for

             TRANSITIONS issued by Protective Life Insurance Company

The following funds will become available May 1, 2000, subject to regulatory approval:

MFS(R) Variable Insurance TrustSM:            Growth Series

Van Kampen Life Investment Trust:           Emerging Growth Portfolio           Growth and Income Portfolio
                                            Enterprise Portfolio                Strategic Stock Portfolio
                                            Comstock Portfolio                  Asset Allocation Portfolio

The Expense Table on page 8 is amended by adding the following information relating to the period January 1 to December 31, 1999:

                                                 Management           Other                    Total Annual
                                                   (Advisory)         Expenses After           Fund Expenses
                                                        Fees          Reimbursement            (after reimbursements)
                                                -----------------     ----------------------   ----------------------

MFS(R) Variable Insurance TrustSM

         Growth Series . . . . . . . . . . .         0.75%              0.16%                    0.91%

Van Kampen Life Investment Trust

         Emerging Growth Portfolio. . .              0.67%              0.18%                    0.85%
            Enterprise Portfolio . . . . . . . .     0.48%              0.12%                    0.60%
         Comstock Portfolio . . . . . . . .          0.00%              0.95%                    0.95%
         Growth and Income Portfolio. .              0.43%              0.32%                    0.75%
         Strategic Stock Portfolio. . . . .          0.24%              0.41%                    0.65%
         Asset Allocation Portfolio . . . .          0.33%              0.27%                    0.60%

The information on page 10 under the caption "Protective Variable Life Separate Account" is amended to include the following Sub-Accounts where applicable: MFS Growth, Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; and Van Kampen Asset Allocation. The information on page 6 and on pages 10 and 11 under the caption "The Funds" is amended to include the Van Kampen Life Investment Trust managed by Van Kampen Asset Management Inc.

The information on pages 11 through 12 is amended by adding the following:

Van Kampen Life Investment Trust

         Emerging Growth Portfolio.  Seeks capital appreciation.

         Enterprise Portfolio. Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

         Comstock Portfolio. Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

         Growth and Income. Seeks income and long-term growth of capital and income.

         Strategic Stock Portfolio. Seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

         Asset Allocation Portfolio. Seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS(R) Variable Insurance TrustSM

         Growth Series. This Fund seeks long-term growth of capital and future income rather than current income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies the Fund's investment advisor believes offer better than average prospects for long-term growth.

         The information on pages 13 and 14 under the caption "Other Investors in the Funds" is amended to include the funds from the Van Kampen Life Investment Trust.

37494